IDEX SERIES FUND
                           AGGRESSIVE GROWTH PORTFOLIO
                            FLEXIBLE INCOME PORTFOLIO

                          SUPPLEMENT DATED MAY 22, 1998
                        TO PROSPECTUS DATED MARCH 1, 1998

    PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


     The following paragraph replaces the first paragraph on page 54 under the section "INVESTMENT ADVISORY AND OTHER SERVICES - AGGRESSIVE GROWTH PORTFOLIO - PORTFOLIO MANAGERS" in its entirety:

     David D. Alger and David Hyun are primarily responsible for the day-to-day management of the Portfolio. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since its inception in December, 1994. Mr. Hyun has been employed by Alger Management as a senior research analyst since 1991 and as a portfolio manager since 1997. Mr. Hyun has served as Co-Portfolio Manager of the Aggressive Growth Portfolio since February 1998.


                              *********************

     The following paragraph replaces paragraphs three and four on page 55 under the section "INVESTMENT ADVISORY AND OTHER SERVICES - CAPITAL APPRECIATION, GLOBAL, GROWTH, BALANCED AND FLEXIBLE INCOME PORTFOLIOS PORTFOLIO MANAGERS" in their entirety:

     Ronald V. Speaker has served as a portfolio manager of the Flexible Income Portfolio since October 1993, and served as portfolio manager of the Flexible Income Portfolio's predecessor, IDEX Total Income Trust, since February 1992. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series; he joined Janus Capital as a securities analyst and research associate in 1986. On January 13, 1997, Mr. Speaker, settled an SEC administrative action involving two personal trades that he made in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil monetary penalty, disgorgement and interest payments totaling $37,199, and to a 90-day suspension starting on or about January 29, 1997.